SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 7, 2004 (July 7, 2004)

ENDO PHARMACEUTICALS HOLDINGS INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-15989	13-4022871

(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of		Identification No.)
incorporation)

100 Painters Drive
Chadds Ford, Pennsylvania		19317

(Address of principal executive offices)		(Zip Code)

(610) 558-9800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Item 5. Other Events

On July 7, 2004, the Registrant issued a press release, a copy of which is attached as Exhibit 99.1 to this Report and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

     Not applicable.

(b) Pro Forma Financial Information.

     Not applicable.

(c) Exhibits.

Exhibit Number	Description
99.1	Press Release of Endo Pharmaceuticals Holdings Inc. dated July 7, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENDO PHARMACEUTICALS HOLDINGS INC. (Registrant)
By:	/s/ CAROL A. AMMON
	Name:	Carol A. Ammon
	Title:	Chairman & Chief Executive Officer

Dated: July 7, 2004

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release of Endo Pharmaceuticals Holdings Inc. dated July 7, 2004